                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1998; and

    WHEREAS, each of the undersigned is a Director of the Company;

    NOW THEREFORE, each of the undersigned constitutes and appoints ALLAN R. SPIES, THOMAS O. MCGIMPSEY and JILL A. GILPIN, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 10th day of February, 1999.

/s/ LINDA G. ALVARADO                   /s/ ALLEN F. JACOBSON
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Linda G. Alvarado                       Allen F. Jacobson

/s/ CRAIG R. BARRETT                    /s/ RICHARD D. MCCORMICK
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Craig R. Barrett                        Richard D. McCormick

/s/ THE HONORABLE HANK BROWN            /s/ MARILYN CARLSON NELSON
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The Honorable Hank Brown                Marilyn Carlson Nelson

/s/ JERRY J. COLANGELO                  /s/ FRANK POPOFF
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Jerry J. Colangelo                      Frank Popoff

/s/ GEORGE J. HARAD                     /s/ SOLOMON D. TRUJILLO
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George J. Harad                         Solomon D. Trujillo

/s/ PETER S. HELLMAN
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Peter S. Hellman

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1998, and

    WHEREAS, the undersigned is an officer of the Company and holds the office, or offices, in the Company as indicated below his name;

    NOW THEREFORE, the undersigned hereby constitutes and appoints ALLAN R. SPIES, THOMAS O. MCGIMPSEY and JILL A. GILPIN, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have respectively executed this Power of Attorney on February 10, 1999 and March 22, 1999.

                                /s/ SOLOMON D. TRUJILLO
                                ------------------------------------------
                                Solomon D. Trujillo
                                PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                /s/ ALLAN R. SPIES
                                ------------------------------------------
                                Allan R. Spies
                                EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL
                                OFFICER

                                /s/ JANET K. COOPER
                                ------------------------------------------
                                Janet K. Cooper
                                VICE PRESIDENT-TREASURER AND CONTROLLER